--------------------------------------------------------------------------------
                                LOAN TERMS TABLE

Note Date: as of February 13, 1998
Borrower Townfair Center Associates,
a Pennsylvania general partnership
Original Principal Amount $10.700,000.00            Loan No.: 53-0000494
Note Rate: 6.960%                                   Servicing No.: 50514
Monthly Payment Amount $70,900.16                   Borrower's TIN: 25-1759438
Amortization Commencement Date: April 1,1998        Maturity Date: March 1, 2008
Lockout Period: Beginning on the date of this
Note and ending on February 28, 2002
Yield Maintenance Period: The period from
March 1, 2002 to August 31, 2007
Specified U.S. Treasury Security: 6.125% U.S.
Treasury Security due August 1, 2007
--------------------------------------------------------------------------------

                                 PROMISSORY NOTE
                        (Townfair Center - Phases I & II)


FOR VALUE RECEIVED, the borrower described in the Loan Terms Table set forth above (the "Borrower") promises to pay to the order of PATRICIAN FINANCIAL COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership, its successors and assigns (the "Lender"), the Original Principal Amount {as outstanding from time to time, the "Principal Amount") under the terms and conditions of this promissory note (the "Note") and in accordance with the loan agreement of even date herewith by and between the Borrower and the Lender (the "Loan Agreement"). This Note is secured by a deed of trust, mortgage or deed to secure debt of even date on certain property of the Borrower (the "Security Instrument") and other agreements by and between the Borrower and the Lender. The Loan Terms Table is a part of this Note and all terms used in this Note which are defined in the Loan Terms Table shall have the meaning set forth therein. Except as expressly provided otherwise in this Note, the defined terms in the Loan Documents (as defined in the Loan Agreement) are used herein with the same meaning. All of the terms, definitions, conditions and covenants of the Loan Documents are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length. Any holder of this Note is entitled to the benefits of and remedies provided in the Loan Documents. Any Event of Default under any of the Loan Documents is an Event of Default under the terms of this Note.

     1. Interest. The outstanding Principal Amount of the loan evidenced by this Note (the "Loan") shall bear interest at a fixed rate per annum equal to the Note Rate. Interest shall be computed on the basis of the actual number of days elapsed over a year consisting of 360 days.

     2. Principal and Interest Payments. The Principal Amount and interest thereon shall be payable at the Lender's offices in Charlotte, North Carolina, or at such other place as the Lender may designate in writing. An initial payment is due on the date hereof for prepaid interest through and including the last day of the month in which this Note is executed. Thereafter, except as may be adjusted in accordance with the immediately following sentence, payment shall be made in consecutive monthly installments of principal and interest in an amount equal to the Monthly Payment Amount on the first day of each month beginning on the Amortization Commencement Date (each a "Scheduled Payment Date"), until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on the Maturity Date. Following any partial prepayment occurring solely as a result of the application of insurance proceeds or condemnation awards pursuant to the terms of the Loan Agreement, the Lender may, in its sole discretion, adjust the Monthly Payment Amount to give effect to any such partial prepayment, provided, however, that in no event will any such adjustment result in any such installment becoming due and payable on any date after the Maturity Date.

     3. Late Charges. In the event any payment of interest or principal is not received prior to the 10th day after the same is due (or such greater period, if any, required by applicable law), the Borrower will pay to the Lender a late charge of four percent (4%) of the amount of the overdue payment. This provision for late charges shall not be deemed to extend the time for payment or be a "grace period" or "cure period" that gives the Borrower a right to cure a Default Condition. Imposition of late charges is not contingent upon the giving of any notice or lapse of any cure period provided for in the Loan Documents.

     4. Prepayment. Except as otherwise expressly permitted by this Section 4, no voluntary prepayments, whether in whole or in part, of the outstanding Principal Amount or any other amount at any time due and owing under this Note can be made by the Borrower or any other Person.

        (a) Lockout Period. The Borrower has no right to make any voluntary prepayment, whether in whole or in part, of the outstanding Principal Amount or any other amount under this Note at any time during the Lockout Period. Notwithstanding the foregoing, if either (1) the Lender, in its sole discretion, accepts a full or partial voluntary prepayment during the Lockout Period or (2) there is an involuntary prepayment during the Lockout Period, then, in either case, the Borrower shall, in addition to any portion of the outstanding Principal Amount prepaid (together with all interest accrued and unpaid thereon), pay to the Lender a prepayment premium in an amount calculated in accordance with Section 4(b) hereof.

        (b) During the Yield Maintenance Period. During the Yield Maintenance Period and upon giving the Lender at least 60 days (but not more than 90 days) prior written notice, the Borrower may voluntarily prepay all or, subject to the provisions of this subsection, any portion, of the outstanding Principal Amount of this Note on a Scheduled Payment Date. Any such voluntary prepayment shall be made by paying to the Lender the sum of
     (1) the portion of the outstanding Principal Amount being prepaid, (2) all accrued interest and any other sums due the Lender at the time of such prepayment and (3) a prepayment premium in an amount equal to the greater of:

            (A) 1% of the Principal Amount being prepaid, or

            (B) the product obtained by multiplying:

                (1) the Principal Amount being prepaid, times

                (2) the difference obtained by subtracting (I) the Yield Rate from (II) Note Rate, times
                (3) the present value factor calculated using the following formula:

                1 - (1 + r)-n
                -------------
                      r

                r = Yield Rate

                n = the number of years and any fraction thereof, remaining between the date the prepayment is made and the Maturity Date of this Note


        As used herein. "Yield Rate" means the yield rate for the Specified U.S. Treasury Security, as reported in The Wall Street Journal on the fifth Business Day preceding the Prepayment Calculation Date. If the Yield Rate is not published for the Specified U.S. Treasury Security, then the "Yield Rate" shall mean the yield rate for the nearest equivalent U.S. Treasury Security (as selected at the Lender's sole discretion) as reported in The Wall Street Journal on the fifth Business Day preceding the Prepayment Calculation Date. If the publication of such Yield Rate in The Wall

     Street Journal is discontinued, the Lender shall determine such Yield Rate from another source selected by the Lender in the Lender's sole discretion. The "Prepayment Calculation Date" shall mean, as applicable, the date on which (i) notice of prepayment is given to the Lender, in the case of a voluntary prepayment of the entire outstanding Principal Amount of this Note, (ii) the Lender applies any partial prepayment to the reduction of the outstanding Principal Amount hereof, in the case of a voluntary partial prepayment, (iii) the Lender accelerates the Loan, in the case of a prepayment resulting from acceleration, or (iv) the Lender applies funds held under any Reserve Account, in the case of a prepayment resulting from such an application (other than in connection with acceleration of the Loan).

        Regarding any partial prepayment made pursuant to this subsection, when the total amount of the partial prepayment is known, but the amounts to be allocated toward the outstanding Principal Amount and the prepayment premium, respectively, are unknown, the Lender shall determine the allocation between the prepaid Principal Amount and the prepayment premium as follows:

        Given: a = total amount of the partial prepayment
               b = amount applied to Principal Amount
               c = prepayment premium
               N = Note Rate
               F = present value factor = 1 - (1 + r)-n
                                          -------------
                                                r
               "r" and "n" have the same meanings as set forth above

        Then:  a = b + c

               b =      a
                   ------------
                   F(N - r) + l

               C = a - b

        (c) After the Yield Maintenance Period. After the expiration of the Yield Maintenance Period and upon giving the Lender at least 60 days (but not more than 90 days) prior written notice, the Borrower may voluntarily prepay (without premium or penalty) all or, subject to the provisions of this subsection, any portion, of the outstanding Principal Amount of this Note on a Scheduled Payment Date.

        (d) Limitation on Partial Prepayments. The Lender shall have no obligation to accept a partial prepayment (i) more often than once in any period of twelve (12) months beginning on the date of this Note or any anniversary thereof, and (ii) unless the Principal Amount being prepaid is greater than one percent (1%) of the Original Principal Amount of this Note.

        (e) Prepayment Premium Due Whether Voluntary or Involuntary Prepayment:
     Insurance and Condemnation Proceeds: Excess Interest. The Borrower shall pay the applicable prepayment premium due under this Section 4 regardless of whether the prepayment is voluntary or involuntary (in connection with the Lender's acceleration of the outstanding Principal Amount of this Note or otherwise) or whether the Security Instrument is satisfied or released by foreclosure (whether by power sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, the Borrower shall not be required to pay any prepayment premium in connection with any prepayment occurring solely as a result of (i) the application of insurance proceeds or condemnation awards pursuant to the terms of the Loan Documents, or (ii) the application of any interest in excess of the maximum rate permitted by applicable law to the reduction of the Principal Amount in accordance with Section 13 of this Note.


         5. Certain Provisions Regarding Payments, Prepayments and Remittances.

        (a) Payments. Except to the extent that specific provisions are set forth in this Note or any other Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness secured by the Security Instrument in such manner and order as the Lender may elect in its sole discretion, any instructions from the Borrower or anyone else to the contrary notwithstanding. All payments made as scheduled on this Note shall be applied, to the extent thereof, to accrued but unpaid interest, late charges, accrued fees, the unpaid Principal Amount, and any other sums due and unpaid to the Lender in connection with the Loan, in such manner and order as the Lender may elect in its sole discretion.

        (b) Prepayments. All prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining Principal Amount, and any other sums due and unpaid to the Lender in connection with the Loan, in such manner and order as the Lender may elect in its sole discretion, including but not limited to application to principal installments in inverse order of maturity.

        (c) Remittances. Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefore, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practices of the collecting bank or banks.

     6. Acceleration. If the full outstanding Principal Amount of this Note, together with all interest due thereon and any other amounts due in respect of this Note are not paid on or before the Maturity Date or are accelerated under the terms of this Note or the other Loan Documents, the then outstanding Principal Amount, all accrued but unpaid interest thereon and any other amounts due in respect of this Note shall bear interest at the Note Rate plus four percent (4%) per annum until such Principal Amount and interest have been paid in full. Further, in the event of such acceleration, the Loan, and all other indebtedness of the Borrower to the Lender arising out of or in connection with the Loan shall become immediately due and payable, without presentment, demand, protest, dishonor or notice of any kind, all of which are hereby waived by the Borrower.


     7. Non-Recourse Loan. Subject to the provisions of Section 8 and notwithstanding any other provision in this Note or the other Loan Documents, the personal liability of the Borrower and any Borrower Principal (collectively, the Persons signing as the Borrower Principals at the end of this Note) to pay the Principal Amount and interest thereon and any other sums under this Note or the other Loan Documents shall be limited to (a) the Premises, (b) the Intangible Personalty, (c) all Rents and Profits disbursed (except to the extent that the Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums), and not applied, first, to the payment of reasonable Operating Expenses as such Operating Expenses become due and payable, and then, to the payment of the Principal Amount and interest then due and payable under this Note and any other sums due under the other Loan Documents (including but not limited to deposits, escrows and/or reserves); provided, however, that there shall be no personal liability incurred for Rents and Profits distributed in any particular fiscal year to the extent that all Operating Expenses and principal and interest due under this Note and other sums due under the other Loan Documents (including but not limited to deposits, escrows and or reserves) are paid in full in that fiscal year, and (d) all other collateral or security for the Loan.

     Except as provided above and in Section 8, the Lender shall not seek (i) any judgment for a deficiency against the Borrower or any Borrower Principal or the Borrower's or any Borrower Principal's heirs, legal representatives, successors or assigns, in any action to enforce any right or remedy under the Security Instrument, or (ii) any judgment on this Note except as may be necessary in any action brought under the Security Instrument to enforce the lien against the Premises, the Intangible Personalty, the Rents and Profits or any other collateral or security for the Loan, or to exercise any remedies under any of the other Loan Documents.


     8. Exceptions to Non-Recourse Liability. If, without obtaining the Lender's prior written consent, there shall occur any violation of any of the Recourse Covenants (as defined in the Loan Agreement), and if such violation shall continue for thirty (30) days after written notice thereof from the Lender to the Borrower, then Section 7 hereof shall not apply from and after the date which is thirty (30) days after such written notice and the Borrower and the Borrower Principals (each individually on a joint and several basis if more than one) shall be personally liable on a joint and several basis for full recourse liability under this Note and the other Loan Documents.

     Notwithstanding Section 7 hereof, the Borrower and the Borrower Principals (each individually on a joint and several basis if more than one) shall be personally liable on a joint and several basis, in the amount of any loss, damage or cost (including but not limited to reasonable attorney's fees) resulting from (A) fraud or intentional misrepresentation by the Borrower or any Borrower Principal, or any agent, contractor or employee of the Borrower or any Borrower Principal, in connection with obtaining the Loan, or in complying with any of the Borrower's obligations under the Loan Documents, (B) sale proceeds, insurance proceeds, condemnation awards, security deposits from tenants or other sums or payments received by or on behalf of the Borrower in its capacity as owner of the Premises and not applied in accordance with the provisions of the Loan Documents (except to the extent that the Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct the disbursement of such sums or payments), (C) all Rents and, profits disbursed (except to the extent, that the Borrower did not have the legal right, because of a bankruptcy receivership or similar judicial proceeding, to direct the disbursement of such sums), and not applied, first, to the payment of reasonable Operating Expenses as such Operating Expenses become due and payable, and then, to the payment of the Principal Amount and interest then due and payable under this Note and any other sums due under the other Loan Documents (including but not limited to deposits, escrows and/or reserves); provided, however, that there shall be no personal liability incurred for Rents and Profits distributed in any particular fiscal year to the extent that all Operating Expenses and principal and interest due under this Note and other sums due under the other Loan Documents (including but not limited to deposits, escrows and/or reserves) are paid in full in that fiscal year, (D) the Borrower's failure following any Event of Default to deliver to the Lender on demand all Rents and Profits, security deposits (except to the extent that the Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct the disbursement of such sums), books and records relating to the Premises, (E) any damage to the Premises caused by the willful, wanton or tortious act or omission of the Borrower, (F) the Borrower's failure to procure and maintain the insurance policies required by the Loan Agreement, (G) the Lender's incurrence and obligation to pay attorney's fees, costs, and expenses in any bankruptcy, receivership or similar case filed by or against the Borrower or any Borrower Principal, (H) any transfer tax, recordation tax or other similar tax or assessment, if any, in connection with the transactions contemplated by the Loan Documents, or (I) any violation of or failure to comply with the Environmental Covenants (as defined in the Loan Agreement), including without limitation, the indemnification obligations set forth therein.

     No provision of Section 7 or Section 8 shall (i) affect any guaranty or similar agreement executed in connection with the debt evidenced by this Note,
(ii) release or reduce the debt evidenced by this Note, (iii) impair the right of the Lender to enforce the Environmental Covenants pursuant to the provisions of the Loan Agreement, (iv) impair the lien of the Security Instrument, or (v) constitute a waiver, forfeiture, abrogation or limitation of or on any right accorded by any law establishing a debtor-in-relief proceeding (including, but not limited to, Title 11, U.S. Code) which right provides for the assertion in such debtor-in-relief proceeding of a deficiency arising by reason of the insufficiency of collateral notwithstanding an agreement of the holder thereof not to assert such a deficiency.

     9. Expenses. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower will pay, in addition to the Principal Amount and interest hereunder, all costs of collection, including reasonable attorney's fees.

     10. Taxpayer Identification Number. This Note provides for the Borrower's federal taxpayer identification number to be inserted on the first page of this Note. If such number is not available at the time of execution of this Note or is not inserted by the Borrower, the Borrower hereby authorizes and directs the Lender to fill in such number on the first page of this Note when the Borrower provides to Lender, advises the Lender of, or the Lender otherwise obtains, such number.

     11. Notice. Any notice to the Lender provided for in this Note shall be given in the manner provided in the Loan Agreement.

     12. Governing Law and Jurisdiction. This Note and the other Loan Documents and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State where the Premises is located. The Borrower and each Borrower Principal hereby submit to the jurisdiction of the state and federal courts located in the State where the Premises is located and agree that the Lender may, at its sole discretion, enforce its rights under the Loan Documents in such courts.

     13. Maximum Rate of Interest. This Note is subject to the express condition that at no time shall the Borrower be obligated or required to pay interest on the Principal Amount at a rate which could subject the Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, the Borrower is at any time required or obligated to pay interest on the Principal Amount at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of the Principal Amount and not on account of the interest due hereunder.

     14. No Third Party Beneficiary. The Borrower acknowledges and agrees that
(i) any arrangement for interim advancement of funds that originally is made by the Lender named in this Note to any investor in the secondary mortgage market is made pursuant to a contractual obligation of such Lender to that investor that is independent of, and separate and distinct from, the obligation of the Borrower for the full and prompt payment of the indebtedness evidenced by this Note, (ii) the Borrower shall not be deemed to be a third party beneficiary of such arrangement for interim advancement of funds, and (iii) no such interim advancement arrangement shall constitute any person or entity making such payment as a guarantor or surety of the Borrower's obligations, notwithstanding the fact that the obligations under any such interim advancement arrangement may be calculated with reference to amounts payable under this Note or the other Loan Documents.

     15. General Provisions. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances. This Note may not be amended except in a writing specifically intended for the purpose and executed by the party against whom enforcement thereof is sought. The holder of this Note may, from time to time, sell, assign or participate or offer to sell, assign or participate the Loan, or interests therein, to one or more Persons (including, without limitation assignees or participants) and is hereby authorized to disseminate any information it has pertaining to the Loan, including, without limitation, any security for this Note and credit information on the Borrower, any of its principals and any Borrower Principal, to any such Person, and to the extent, if any, specified in any such sale, assignment or participation, such Person shall have the rights and benefits with respect to this Note and the other Loan Documents as such Person would have if such Person were the Lender hereunder. The Borrower warrants and represents to the Lender and all other holders of this Note that the Loan is and will be for business or commercial purposes and not primarily for personal, family, or household use. The terms, provisions, covenants and conditions hereof shall be binding upon the Borrower and the heirs, devisees, representatives, successors and assigns of the Borrower. Captions and headings in this Note are for convenience only and shall be disregarded in construing it.



     16. WRITTEN AGREEMENT.

        (a) THE RIGHTS AND OBLIGATIONS OF THE BORROWER, EACH BORROWER PRINCIPAL AND THE LENDER SHALL BE DETERMINED SOLELY FROM THIS WRITTEN NOTE AND THE OTHER LOAN DOCUMENTS, AND ANY PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN THE LENDER, THE BORROWER AND ANY BORROWER PRINCIPAL CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER LOAN DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS.

        (b) THIS NOTE AND THE OTHER LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE, CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS NOTE OR THE LOAN DOCUMENTS.

        (c) THIS WRITTEN NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     17. WAIVER OF JURY TRIAL. THE LENDER, THE BORROWER AND EACH
BORROWER PRINCIPAL HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW. THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE LENDER THE BORROWER AND EACH BORROWER PRINCIPAL AND THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS NOTE HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE LENDER, THE BORROWER AND EACH BORROWER PRINCIPAL FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal as of the day and year first above written.

                            BORROWER:

                            TOWNFAIR CENTER ASSOCIATES, a Pennsylvania general partnership

                            By: P. J. Dick Incorporated, a Pennsylvania corporation, a General Partner

                            By: /s/ Stephen M. Clark                      (SEAL)
                                    -------------------------------------
                                    Name: STEPHEN M. CLARK
                                    Title: EXECUTIVE VICE PRESIDENT

                            By: Michael Joseph Limited Partnership #2, a Pennsylvania limited partnership, a General Partner

                            By: Michael Joseph Development Corporation, a Pennsylvania corporation, its General Partner

                            By: /s/ Guy J. DiRienzo                       (SEAL)
                                    -------------------------------------
                                    Name: Guy J. DiRienzo
                                    Title: VICE PRESIDENT

             Acknowledgment and Agreement of the Borrower Principal
            to Personal Liability for the Exceptions to Non-Recourse

     Each Borrower Principal hereby represents to the Lender that such Borrower Principal has a direct or an indirect ownership interest in the Borrower and that he or she participates in the management of the Borrower.

     BY SIGNING BELOW, each Borrower Principal understands, accepts and agrees to the provisions of this Note, including without limitation, Sections 7 and 8 above. No transfer of any Borrower Principal's ownership interest in the Borrower or in any other entity which directly or indirectly has an ownership interest in the Borrower shall release the Borrower Principal from liability hereunder, unless the Lender shall have approved the transfer, the substituted Borrower Principal and the release of the Borrower Principal from liability hereunder in writing. No such Borrower Principal shall have any right of subrogation against the Borrower by reason of any payment by the Borrower Principal pursuant to this Note, including without limitation, Sections 7 and 8 above, prior to the full and final satisfaction of this Note and all other obligations of the Borrower under the Loan Documents.

                                      BORROWER PRINCIPAL(S):

                                  /s/ Clifford R. Rowe, Jr.               (SEAL)
                                      -----------------------------------
                                      Clifford R. Rowe, Jr.

                                  /s/ Robert G. Hecht                     (SEAL)
                                      -----------------------------------
                                      Robert G. Hecht

                                  /s/ Kevin M. Dougherty                 (SEAL)
                                      -----------------------------------
                                      Kevin M. Dougherty

                                  /s/ Guy J. DiRienzo                     (SEAL)
                                      -----------------------------------
                                      Guy J. DiRienzo



                                 ACKNOWLEDGMENT

Commonwealth of Pennsylvania, [graphic omitted] County ss:

     On this 30th day of January, 1998, before me, the undersigned officer, personally appeared Clifford R. Rowe, Jr., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     In Witness Whereof, I hereunto set my hand and official seal.

                                  /s/ Sara J. Paterick
                                      -----------------------------------
                                      Notary Public
                                      Title of Officer

                                                               [graphic omitted]

                                 ACKNOWLEDGMENT

Commonwealth of Pennsylvania, [graphic omitted] County ss:

     On this 30th day of January, 1998, before me, the undersigned officer, personally appeared Robert G. Hecht, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     In Witness Whereof, I hereunto set my hand and official seal.

                                  /s/ Sara J. Paterick
                                      -----------------------------------
                                      Notary Public
                                      Title of Officer

[graphic omitted]


                                 ACKNOWLEDGMENT

Commonwealth of Pennsylvania, [graphic omitted] County ss:

     On this 13th day of February, 1998, before me, the undersigned officer, personally appeared Kevin M. Dougherty, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     In Witness Whereof, I hereunto set my hand and official seal.

                                  /s/ Lisa A. Augustine
                                      -----------------------------------
                                      Title of Officer

[graphic omitted]



                                 ACKNOWLEDGMENT

Commonwealth of Pennsylvania, [graphic omitted] County  ss:

     On this 13th day of February, 1998, before me, the undersigned officer, personally appeared Guy J. DiRienzo, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     In Witness Whereof, I hereunto set my hand and official seal.

                                  /s/ Lisa A. Augustine
                                      -----------------------------------
                                      Title of Officer

[graphic omitted]

PAY TO THE ORDER OF

----------------------------------------
WITHOUT RECOURSE.

PATRICIAN FINANCIAL COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:   BRF Corporation, a Massachusetts corporation,
      its General Partner


By:   /s/ Mark E. Gordon
      ------------------------------
      Mark E. Gordon
      Vice President,
      Patrician Operation